J.P. Morgan Funds
J.P. Morgan Prime Money Market Fund
J.P. Morgan Federal Money Market Fund
Supplement dated July 27, 1998 to the Statement of Additional Information dated February 2, 1998

Effective August 1, 1998, the second paragraph under "Shareholder Servicing" is replaced with the following:

Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.